TrueShares Quarterly Bear Hedge ETF (QBER)

(the “Fund”)

a series of Elevation Series Trust (the “Trust”)

Supplement dated June 15, 2026 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated February 27, 2026,

as may be supplemented and/or revised from time to time.

Effective June 1, 2026, the interim advisory agreement (the “Interim Agreement”) entered into by and between the Trust, on behalf of the Fund, and TrueMark Investments, LLC (the “Adviser”) expired prior to shareholders approving a new advisory agreement (the “New Agreement”). After the expiration of the Interim Agreement, and without shareholder approval of the New Agreement, there is no longer an advisory agreement between the Trust, on behalf of the Fund, and the Adviser.

Effective June 1, 2026, in consideration of the Trust’s agreement to continue Fund operations, and in order to protect the interests of Fund shareholders and continue the orderly operations of the Fund, the Adviser has entered into an agreement (the “Agreement”) with the Trust, on behalf of the Fund, whereby the Adviser has agreed to continue to manage the assets of the Fund and perform all services required by the Interim Agreement for no compensation.

The Agreement shall remain in effect until the earlier of: (i) the New Agreement is approved by shareholders, (ii) the Fund is liquidated, or (iii) the Adviser resigns as Fund investment adviser following 60 days’ written notice to the Trust.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.